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                                                                   Exhibit 10.14


                                                     _______________________________________________________________________________
[R2 LOGO]                                             PURCHASE ORDER      P.O. NUMBER           ORDER DATE               ORDER TYPE
        325 Distel Circle                                                   007183               1/31/2002   *Firm Order*
        Los Altos CA 94022                           _______________________________________________________________________________
        650.254.7200 p  650.254.7201 f                PAGE  CHGNO.      CHANGE DATE     CHANGE DESCRIPTION             CONFIRMED NO
                                                        1     1          1/31/2002
                                                     _______________________________________________________________________________
                                                      BUKET P.O.ID                                   TERMS                REFERENCE

                                                     _______________________________________________________________________________
                                                                       SHPVA                           FCB            FREIGHT TERMS
                                                                                                             PPD & ADD
                                                     _______________________________________________________________________________
_____________________________________________                   RESALE NO.      CURRENCY                  TAX CODE:
        VENDOR PHONE NO.       VENDOR FAX NO.                                                  T=TAXABLE R-RESALE N=NONTAXABLE
_____________________________________________        _______________________________________________________________________________

           VENDOR                  X0099
                                                                SHIP TO                                 BILL TO

                                                                                                  Fax: (650) 254-7201
         X Y Z Enterprises                               R2 TECHNOLOGY, INC.                      R2 TECHNOLOGY, INC.
         1331 Main Street                                325 DISTEL CIRCLE                        325 DISTEL CIRCLE
         Los Altos, CA                                   LOS ALTOS, CA 94002-1521                 LOS ALTOS, CA 94022-1521






____________________________________________________________________________________________________________________________________
LINE                 DESCRIPTION                  CODEPT      DELIVERY        ORDER QUANTITY   UM     UNIT PRICE        TAX CODE
      PART ID                   DWG REV   ECN     ACCOUNT       DATE           BALANCE DUE          EXTENDED PRICE     DISC%  VAT
      VENDOR PART ID                              JOB ID
____________________________________________________________________________________________________________________________________
  1   X                                           00 640     1/31/2002           1.0000       EACH       0.000000        N
                                                  8329                                                       0.00
             X
              This is a sample purchase order form.














____________________________________________________________________________________________________________________________________
 SUBTOTAL       DISC%    ORER DISC AMOUNT   ORDER TAX ACCOUNT    ORDER ACCOUNT 2   ORDER ACCOUNT 3   ORDER VAT ACCOUNT   ORDER TOTAL
      0.00                                          0.00                                                                     0.00
____________________________________________________________________________________________________________________________________

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            R2 Technology, Inc. Purchase Order Terms and Conditions

                          Instructions to the Supplier

This order can be accepted only upon the terms and conditions specified. Including such specifications, drawings, or other documents as are incorporated herein by reference or attachment.

1. By acceptance of this order, supplier warrants that all merchandise shipped under this order does comply with all laws and regulations of Federal and State governments.

2. Supplier shall bear all risk of loss until goods are delivered at designated delivery point. Goods not in accordance with specifications on purchase order or contract will be rejected and held at supplier's risk awaiting disposition. Supplier must pay freight on all rejected material. If materials are returned to Supplier for repair or other corrective action, a written recap of any rework or testing done will accompany the materials when they are shipped back to R2.

3. R2 reserves the right to cancel all or part of this order if not delivered within the time specified unless R2 has provided written approval of the change in delivery date.

4. Packing Slips must accompany all shipments, and shall contain the following:

     o    Material description

     o    Supplier's part number*

     o    Supplier's lot numbers/serial numbers

     o    R2's purchase order number

     o    Quantity shipped

     o    Reference to R2 employee placing order

*Note: For custom material produced for R2 by the supplier, the R2 part number and revision level shall be referenced on the shipper in lieu of a supplier part number.

5. Invoices must bear exact same prices and terms as on the purchase order or authorization for changes must be received from R2 in writing prior to shipping.

6. Unless otherwise provided, payment due dates will be established from receipt of material at R2.

7. Packing for shipment shall be in accordance with good commercial practice suitable to the article, and Supplier shall be liable for damage from improper or inadequate packaging.

8. Supplier will notify R2 in writing a minimum of ninety days in advance before making any change in raw materials or methods of manufacturing employed in producing the goods if such change affects the form, fit or function of the goods.

9. Supplier shall treat drawings or other specifications as R2's confidential property. Supplier shall not use or disclose to others during or subsequent to the term of this Contract, except as is necessary in the performance of this Contract any information regarding R2's plans, programs, plants, processes, products, costs, equipment, operations, or customers.

10. Supplier shall not use substitute suppliers or contractors without the prior written consent of R2.

11. Unless otherwise stated herein, special materials including, but not limited to, dies, tools, patterns, drawings, specifications and photographs furnished to Supplier by R2 or specifically paid for by R2 for use in processing this order, and any replacement thereof shall remain the personal property of R2. Supplier may not use such property except filling R2's order, and will return such property upon R2's request.

12. Any proposal from Supplier is only for the purpose of supplying basic information. R2's terms and conditions shall prevail over any terms from Supplier that are in addition to or inconsistent with R2's terms unless such terms and conditions are expressly agree to by R2 in writing. Commencement of performance by the Supplier in absence of R2's agreement to Supplier's proposals for additional or inconsistent terms shall conclusively establish Supplier's acceptance of the terms and conditions provided here.

13. Supplier shall provide a 30-day warranty unless otherwise specified by this purchase order or contract.

14. In the event of interruption of our business in whole or in part by reason of fire, flood, windstorm, earthquake, war strike, embargo, acts of God, government action, or any causes beyond our control, R2 shall have the option of canceling undelivered orders in whole or part.


THIS IS A CONTROLLED DOCUMENT

Controlled copies will have a red "RELEASED" stamp; any copy without a red stamp is not an official copy, and may not be current. Obtain a current copy from the Documentation Department.